SCHEDULE 14A INFORMATION

Proxy Statement Pursuant To Section 14(a)

of the Securities Exchange Act of 1934

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☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-11(c) or §240.14a-12

SYMMETRICOM, INC.

(Name Of Registrant As Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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SYMMETRICOM, INC.

2300 ORCHARD PARKWAY

SAN JOSE, CA 95131-1017

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD OCTOBER 31, 2003

Annual Meeting

The Annual Meeting of Stockholders of Symmetricom, Inc., a Delaware corporation (the “Company”), will be held on October 31, 2003 at 10:00 a.m. at the offices of the Company, at 2300 Orchard Parkway, San Jose, California 95131-1017.

At the meeting, stockholders will consider and vote upon the following proposals:

1.    ELECTION OF DIRECTORS.    To elect nominees for the Board of Directors of the Company.

2.    RATIFICATION AND APPROVAL OF THE APPOINTMENT OF INDEPENDENT AUDITORS.  To ratify the appointment of Deloitte & Touche LLP as the Company’s independent auditors for the current fiscal year.

3.    OTHER BUSINESS.    To transact such other business as may properly come before the meeting or any and all postponements or adjournments thereof.

The Board of Directors has fixed the close of business on September 15, 2003 as the record date for the determination of stockholders entitled to notice of and to vote at the meeting. Accordingly, only stockholders of record at the close of business on that day will be entitled to vote at the meeting, notwithstanding any transfer of shares on the books of the Company after that date.

A Proxy Statement, which contains information with respect to the matters to be voted upon at the meeting and a Proxy card and return envelope, are furnished herewith. Management urges each stockholder to carefully read the Proxy Statement.

BY ORDER OF THE BOARD OF DIRECTORS

/s/    WILLIAM SLATER

William Slater

Corporate Secretary

San Jose, California

Dated: September 29, 2003

IT IS DESIRABLE THAT AS MANY OF THE STOCKHOLDERS AS POSSIBLE BE REPRESENTED AT THE MEETING IN PERSON OR BY PROXY. YOU ARE CORDIALLY INVITED TO ATTEND IN PERSON. REGARDLESS OF WHETHER YOU INTEND TO BE PRESENT AT THE MEETING, YOU ARE URGED TO SIGN AND RETURN THE ENCLOSED PROXY PROMPTLY SO THAT YOUR SHARES WILL BE REPRESENTED IN THE EVENT YOU ARE UNABLE TO ATTEND. SIGNING A PROXY AT THIS TIME WILL NOT AFFECT YOUR RIGHT TO VOTE IN PERSON SHOULD YOU LATER DECIDE TO ATTEND THE MEETING.

SYMMETRICOM, INC.

2300 ORCHARD PARKWAY

SAN JOSE, CA 95131-1017

PROXY STATEMENT

GENERAL

Date, Time and Place

This Proxy Statement (the “Proxy”) is furnished to the stockholders of Symmetricom, Inc., a Delaware corporation (the “Company”), in connection with the solicitation of Proxies by the Board of Directors (the “Board”) of the Company for use at the Annual Meeting of Stockholders (the “Annual Meeting”) to be held at 10:00 a.m. on October 31, 2003, at the principal executive offices of the Company at the address set forth above, and any and all postponements or adjournments thereof. It is anticipated that this Proxy Statement and the enclosed Proxy card will be sent to such stockholders on or about September 29, 2003.

Purposes of the Annual Meeting

The purposes of the Annual Meeting are to (1) elect nominees for the Board, (2) ratify the appointment of Deloitte & Touche LLP as the Company’s independent auditors for the current fiscal year, and (3) transact such other business as may properly come before the meeting or any and all postponements or adjournments thereof.

Proxy/Voting Instruction Cards and Revocability of Proxies

When the Proxy in the enclosed form is returned properly executed, the shares represented thereby will be voted at the meeting in accordance with the instructions given by the stockholder. If no instructions are given, the returned Proxy will be voted in favor of the election of the nominees named herein as directors and in favor of each of the other proposals. Any stockholder, including a stockholder personally attending the meeting, may revoke his or her Proxy at any time prior to its use by filing with the Secretary of the Company, at the corporate offices at 2300 Orchard Parkway, San Jose, California 95131-1017, a written notice of revocation or a duly executed Proxy bearing a later date or by voting in person at the Annual Meeting.

Record Date and Share Ownership

Stockholders of record at the close of business on September 15, 2003 (the “Record Date”) are entitled to notice of and to vote at the meeting. At the Record Date, 43,454,007 shares of the Company’s Common Stock were issued and 42,893,836 shares were outstanding. For information regarding security ownership by management and by 5% stockholders, see “Other Information—Share Ownership by Principal Stockholders and Management,” below.

Voting and Solicitation

Holders of shares of Common Stock are entitled to one vote per share on all matters to be acted upon at the meeting, including the election of directors. Votes cast by proxy or in person at the Annual Meeting will be tabulated by the Inspector of Elections (the “Inspector”) with the assistance of the Company’s transfer agent. The Inspector will also determine whether or not a quorum is present. In general, Delaware law provides that a quorum consists of a majority of the shares entitled to vote and present in person or represented by proxy. The Inspector will treat abstentions and broker non-votes as shares that are present and entitled to vote for purposes of determining the presence of a quorum. Directors will be elected by a plurality of the votes cast that are present in person or represented by proxy. All other proposals require the favorable vote of a majority of the votes present and entitled to vote on the particular proposal. Abstentions will have the same effect as votes against such a proposal. Broker non-votes will not be counted as votes for or against such a proposal and will not be included in counting the number of votes necessary for approval of the proposal.

The shares represented by the proxies received, properly marked, dated, signed and not revoked will be voted at the Annual Meeting. Where such proxies specify a choice with respect to any matter to be acted on, the shares will be voted in accordance with the specifications made. Any proxy that is returned using the form of proxy enclosed and which is not marked as to a particular item will be voted, as the case may be, with respect to the item not marked: FOR the election of directors and FOR ratification of the appointment of the designated independent accountants and as the proxy holders deem advisable on other matters that may come before the meeting. The Company believes that the tabulation procedures to be followed by the Inspector are consistent with the general statutory requirements in Delaware concerning voting of shares and determination of a quorum.

The cost of soliciting proxies will be borne by the Company. In addition, the Company may reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding solicitation material to such beneficial owners. Original solicitation of proxies by mail may be supplemented by telephone, facsimile or personal solicitation by directors, officers or other regular employees of the Company. No additional compensation will be paid to directors, officers or other regular employees for such services.

Stockholder Proposals for the Next Annual Meeting

Any proposal to be presented at the Company’s next Annual Meeting of Stockholders must be received at the Company’s principal office no later than June 2, 2004, in order to be considered for inclusion in the Company’s proxy materials for such meeting. Any such proposals must be submitted in writing and addressed to the attention of the Company’s Corporate Secretary at 2300 Orchard Parkway, San Jose, California 95131-1017.

PROPOSAL NO. ONE

ELECTION OF DIRECTORS

Nominees

A Board of eight directors is to be elected at the Annual Meeting. The Bylaws of the Company presently provide that the number of directors which shall constitute the whole Board shall be fixed from time to time by resolution adopted by the Board, and the number of directors is presently set at eight. Unless otherwise instructed, the proxy holders will vote the proxies received by them for management’s eight nominees named below, all of whom are presently directors of the Company. The eight nominees receiving the highest number of affirmative votes, up to the number of directors to be elected, will be elected as directors of the Company. In the event that any nominee of the Company is unable or declines to serve as a director at the time of the Annual Meeting, the proxies will be voted for any nominee who shall be designated by the present Board to fill the vacancy. It is not expected that any nominee will be unable or will decline to serve as a director. The term of office of each person elected as a director will continue until the next Annual Meeting or until his or her successor has been elected and qualified.

The names of the nominees, and certain information about them, are set forth below:

Name	Age	Director Since	Principal Occupation or Employment
Nominees
Dr. Krish A. Prabhu(1)	49	1998	Interim Chairman of the Board of Symmetricom, Partner of Morgenthaler Ventures

Thomas W. Steipp	54	1998	Chief Executive Officer of Symmetricom

Alfred Boschulte(2)(3)	61	2003	Director of TranSwitch Corporation and New York ISO and Chairman of Wireless Access LLC

Robert T. Clarkson(1)(3)	49	2000	Partner of Jones Day

Elizabeth A. Fetter(2)	45	2003	President, Chief Executive Officer and Director of QRS Corp

Robert M. Neumeister(2)	53	1998	Executive Vice President and Chief Financial Officer of Dex Media, Inc.

Dr. Richard W. Oliver(1)	57	1997	Chief Executive Officer of American Graduate School of Management and Director of Applied Innovation, Inc.

Richard N. Snyder(3)	58	1999	Chairman and Chief Executive Officer of Forgent Networks, Inc.

(1)	Member of the Governance Committee.
(2)	Member of the Audit Committee.
(3)	Member of the Stock Option and Compensation Committee.

Dr. Prabhu has been the interim Chairman of the Board since August 2003. He is currently a partner with Morgenthaler Ventures, a venture capital firm. He served as Chief Operating Officer and Executive Vice President of Alcatel Telecom, a division of Alcatel, a telecommunications company, from August 1999 and March 1997, respectively until January 2002, and as President and Chief Executive Officer of Alcatel USA, a division of Alcatel, from 1997 until January 2002. He is currently a director of Agere Systems, Inc. and ECI Telecom.

Mr. Steipp has served as Chief Executive Officer of Symmetricom since October 1999. Mr. Steipp served as Chief Executive Officer and Chief Financial Officer of Symmetricom from December 1998 to October 1999. Mr. Steipp served as President and Chief Operating Officer, Telecom Solutions, a division of Symmetricom, from March 1998 to December 1998. Prior to joining Symmetricom, from February 1996 to February 1998, Mr. Steipp served as Vice President and General Manager of Broadband Data Networks, a division of Scientific-Atlanta.

Mr. Boschulte has been a member of the Board since October 2002. He was a Board member of Datum Inc., which was acquired by the Company in October 2002, from June 2001 to October 2002. He was the Chairman of Independent Wireless One, Inc. from September 1998 to 2002. Mr. Boschulte is currently the Chairman of Wireless Access LLC and a director of both TranSwitch Corporation and New York Independent System Operator.

Mr. Clarkson is a partner with Jones Day, an international law firm, a position he has held since February 2003. From September 2000 to February 2003, Mr. Clarkson was an independent consultant and investor. From March 2000 until September 2000, Mr. Clarkson served as Chief Operating Officer of MarchFIRST, a professional services company. From December 1998 to February 2000. Mr. Clarkson served in various executive positions with US Web/CKS, a professional services company that was a predecessor to MarchFIRST.

Ms. Fetter has been a director of the Company since October 2002. She was a director of Datum Inc., which was acquired by the Company in October 2002, from March 2000 to October 2002. Ms. Fetter has been President, Chief Executive Officer and a director of QRS Corporation since October 2001. She served as President, Chief Executive Officer and a director of NorthPoint Communications from March 2000 to April 2001, after serving as a director since January 2000 and as NorthPoint Communications’ President and Chief Operating Officer from March 1999 to March 2000. NorthPoint Communications filed for Chapter 11 bankruptcy protection in January 2001 and subsequently sold the majority of its assets to AT&T in early 2001. Ms. Fetter previously was Vice President and General Manager of the Consumer Services Group at U.S. West. Ms. Fetter is currently a director of General Magic, Inc. and Berbee Information Networks, Corp.

Mr. Neumeister has served as Executive Vice President and Chief Financial Officer of Dex Media, Inc. and has been responsible for all financial management since December 2002. He served as Chief Financial Officer of Myriad Proteomics, Inc., a biotechnology company, from October 2001 to December 2002. Previously, he was Executive Vice President and Chief Financial Officer of Aerie Networks, Inc. a telecommunications company. From December 1998 to December 1999, Mr. Neumeister was Vice President, Finance and Director of Finance of Intel Corporation, a semiconductor manufacturer. Mr. Neumeister is currently a member of the Board of Directors of VA Software Corporation.

Dr. Oliver has been Chief Executive Officer of American Graduate School of Management since June 2000 and a Professor of Management at the Owen Graduate School of Management, Vanderbilt University, since September 1992. Dr. Oliver is also a director of Applied Innovation, Inc., a manufacturer of data communication equipment in the telephone industry, as well as one private company.

Mr. Snyder is currently Chairman and Chief Executive Officer of Forgent Networks, Inc., a software company that manages video over enterprise networks. Mr. Snyder has been Chairman since March 2000 and became CEO in June 2001. Prior to June 2001, Mr. Snyder was President and CEO of Corum Cove Consulting LLC, a consulting company that provided assistance to early stage technology companies.

Vote Required; Recommendation of Board of Directors

If a quorum is present and voting, the nominees receiving the highest number of votes, up to the number of directors to be elected, will be elected as directors. Directors will be elected by a plurality of the votes cast that are present in person or represented by proxy. Abstentions, withheld votes, and broker non-votes will not affect the election of directors.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE NOMINEES SET FORTH HEREIN.

The Board of Directors and Its Committees

The Board has a Nominating and Governance Committee, an Audit Committee, and a Stock Option and Compensation Committee. The Nominating and Governance Committee assists the Board as a whole in meeting its responsibility to represent stockholder interest in building long-term value, to consider and review all candidates for service on the Board, and to institute a process to formally evaluate the Board as a whole and the Chief Executive Officer. The Audit Committee monitors the performance of the independent auditors, recommends their engagement or dismissal to the Board and monitors the Company’s internal financial and accounting organization and financial reporting. The Stock Option and Compensation Committee recommends executive compensation arrangements for action by the Board as a whole, considers and recommends director compensation and administers the Company’s stock option plans. During the 2003 fiscal year, the Nominating and Governance Committee held one meeting and, in addition, met in conjunction with the Board meetings, the Audit Committee held ten meetings and the Stock Option and Compensation Committee held nine meetings.

During the 2003 fiscal year, there were six meetings of the Board. Each of the Company’s present directors attended at least 75% of the aggregate of (i) the total number of meetings of the Board and (ii) the total number of meetings of committees of the Board on which such person served during the 2003 fiscal year.

Director Compensation

Under the terms of the 1999 Director Stock Option Plan, as amended, each non-employee director automatically receives (i) a nonstatutory stock option to purchase 10,000 shares of the Company’s Common Stock on the date on which such person first becomes an outside director, and (ii) on January 1 of each year, either a nonstatutory stock option to purchase 10,000 shares of the Company’s Common Stock, or a pro rata share of the 10,000 shares based on the time period between the Director’s start date and January 1 as a percentage of twelve months, provided that the Director has served on the Board for at least six months prior to the January 1 date. Dr. Oliver was paid $15,000 per quarterly meeting as Chairman of the Board through October 2002, and will continue to receive $15,000 per quarterly meeting, as a director, through October 2003. Erik van der Kaay served as Chairman of the Board from November 2002 until August 21, 2003, and received $50,000 per quarterly meeting during this period. Non-employee directors of the Company are paid $2,500 for each Board meeting attended in person, including Dr. Prabhu who is currently serving as interim Chairman. Directors are also paid $500 for each teleconference Board meeting attended, $500 for each Audit Committee meeting attended and $250 for all other Committee meetings. If any Committee meets on the same day as an in-person Board meeting, no additional payment is made for the Committee meeting. The Company also reimburses its directors for certain expenses incurred by them in their capacity as directors or in connection with attendance at Board meetings. In addition, Mr. Clarkson was paid $2,500 in the aggregate for consulting services during fiscal 2003. Board members, excluding Audit Committee members, are paid a daily rate of $1,250 for meetings outside of scheduled Board and Committee meetings.

The Company sponsors a deferred compensation plan under which non-employee directors may elect to defer a portion of their current compensation on a pre-tax basis, and to have such deferred compensation and any accrued earnings distributed to them at a future date. The Company may also make discretionary contributions to the accounts of one or more of the plan’s participants. To date, the Company has not made such discretionary contributions.

PROPOSAL NO. TWO

RATIFICATION OF APPOINTMENT OF

INDEPENDENT AUDITORS OF THE COMPANY

Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu, and their respective affiliates (collectively, “Deloitte”) have been the independent auditors for the Company since 1976 and, upon recommendation of the Audit Committee of the Board, their reappointment as independent auditors for the 2004 fiscal year has been approved by the Board, subject to ratification by the stockholders.

The Company has been advised that a representative of Deloitte will be present at the Annual Meeting, will be available to respond to appropriate questions, and will be given an opportunity to make a statement if he or she so desires.

The following table sets forth the aggregate fees billed or to be billed by Deloitte & Touche LLP for the following services during fiscal 2003:

Description of Services	Fees
Audit fees(1)	$655,000
Financial information system design and implementation fees(2)	$—
All other fees including audit related fees of $121,000(3)(4)	$127,000

Total	$782,000

(1)	Audit Fees: represents the aggregate fees billed or to be billed for professional services rendered for the audit of our 2003 annual financial statements and for the review of the financial statements included in our quarterly reports during such period. Included in this total is $125,000 for the audit of the Datum and TrueTime acquisition purchase price allocation.
(2)	Financial Information System Design and Implementation Fees: represents the aggregate fees billed for operating or supervising the operation of our information system or managing our local area network and/or designing or implementing a hardware or software system that aggregates data or generates information that is significant to the generation of our financial statements.
(3)	Other Fees: represents the aggregate fees billed in fiscal 2003 for services other than audit and other than financial information system design and implementation including, for example, fees for tax services and registration. Included in this total is $85,000 for work related to the acquisitions and the stock option tender offer.
(4)	The audit committee has determined that the provision of these services is compatible with maintaining Deloitte’s independence.

Vote Required; Recommendation of the Board of Directors

Although not required to be submitted for stockholder approval, the Board has conditioned its appointment of its independent auditors upon receiving the affirmative vote of a majority of the shares represented, in person or by proxy, and voting at the Annual Meeting. In the event the stockholders do not approve the selection of Deloitte & Touche LLP, the appointment of independent auditors will be reconsidered by the Board.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR RATIFICATION OF APPOINTMENT OF DELOITTE & TOUCHE LLP AS INDEPENDENT AUDITORS OF THE COMPANY FOR THE 2004 FISCAL YEAR.

OTHER INFORMATION

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires the Company’s officers and directors and persons who own more than 10% of a registered class of the Company’s equity securities to file certain reports regarding ownership of, and transactions in, the Company’s securities with the Securities and Exchange Commission (the “SEC”). Such officers, directors and 10% stockholders are also required by SEC rules to furnish the Company with copies of all Section 16(a) forms that they file.

Based solely on its review of such forms furnished to the Company and written representations from certain reporting persons, the Company believes that, except as provided below, all filing requirements applicable to the Company’s executive officers, directors and more than 10% stockholders were complied with. Three directors of the Company during the last fiscal year, Alfred Boschulte, Elizabeth A. Fetter and Erik H. van der Kaay, failed to file a Form 3 when they were initially appointed to the Board in October 2002 and in connection with the grant of options to such directors upon such initial appointments to the Board.

Share Ownership by Principal Stockholders and Management

The following table sets forth the beneficial ownership of Common Stock of the Company as of August 31, 2003 by:

•	all persons known to the Company to be the beneficial owners of more than 5% of the Company’s Common Stock,

•	each of the officers named in the Summary Compensation Table (the “Named Executive Officers”),

•	each director, and

•	all directors and executive officers as a group.

A total of 43,412,412 shares of the Company’s Common Stock were issued and 42,852,239 shares were outstanding as of August 31, 2003.

Name and Address	Shares Beneficially Owned	Approximate Percent Owned
Wisconsin (State of) Investment Board(1)	4,438,943	10.36%
121 E. Wilson Street P.O. Box 7842 Madison, WI 53707

Dimensional Fund Advisors Inc.(2) 1055 Washington Blvd. Stamford, CT 06901	2,615,757	6.10

Thomas W. Steipp(3)	603,968	1.41

Frederick B. Stroupe(4)	189,372	*

Robert T. Clarkson(5)	67,500	*

William Slater(6)	65,088	*

Richard W. Oliver(7)	62,850	*

Robert M. Neumeister(8)	39,000	*

Krish A. Prabhu(9)	37,500	*

Richard N. Snyder(10)	37,500	*

Elizabeth A. Fetter(11)	37,012	*

Alfred Boschulte(12)	23,408	*

Elizabeth Withers(13)	—	*

All current directors and executive officers as a group (11 persons)	1,163,198	2.71

*	Less than one percent (1%)

(1)	Based solely on information received from State of Wisconsin Investment Board (“SWIB”). SWIB, an investment advisor registered under Section 203 of the Investment Advisors Act of 1940, furnishes investment advice to four investment companies registered under the Investment Company Act of 1940, and serves as investment manager to certain other investment vehicles, including commingled group trusts. These investment companies and investment vehicles own 4,438,943 shares, and SWIB disclaims beneficial ownership of such securities.
(2)	Based solely on information received from Dimensional Fund Advisors Inc. (“Dimensional”). Dimensional, an investment advisor registered under Section 203 of the Investment Advisors Act of 1940, furnishes investment advice to four investment companies registered under the Investment Company Act of 1940, and serves as investment manager to certain other investment vehicles, including commingled group trusts. These investment companies and investment vehicles own 2,615,757 shares, and Dimensional disclaims beneficial ownership of such securities.
(3)	Includes 466,251 shares subject to options exercisable within 60 days of August 31, 2003.
(4)	Includes 143,554 shares subject to options exercisable within 60 days of August 31, 2003.
(5)	Includes 22,500 shares subject to options exercisable within 60 days of August 31, 2003.
(6)	Represents 13,750 shares subject to options exercisable within 60 days of August 31, 2003.
(7)	Includes 57,500 shares subject to options exercisable within 60 days of August 31, 2003.
(8)	Includes 37,500 shares subject to options exercisable within 60 days of August 31, 2003.
(9)	Includes 37,500 shares subject to options exercisable within 60 days of August 31, 2003.
(10)	Represents 37,500 shares subject to options exercisable within 60 days of August 31, 2003.
(11)	Represents 37,012 shares subject to options exercisable within 60 days of August 31, 2003.
(12)	Represents 23,208 shares subject to options exercisable within 60 days of August 31, 2003.
(13)	Represents no shares subject to options exercisable within 60 days of August 31, 2003.

Securities Authorized for Issuance Under Equity Compensation Plans

The following table sets forth information as of June 30, 2003 with respect to compensation plans under which our equity securities are authorized for issuance.

Equity Compensation Plan Information

As of June 30, 2003

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted-average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by security holders(1)	5,343,121	$5.07	3,654,170	(2)
Equity compensation plans not approved by security holders(3)(4)	950,576	$3.90	1,249,424

Total	6,293,697	$4.90	4,903,594

(1)	Includes our 1994 Employee Stock Purchase Plan, 1999 Employee Stock Option Plan and 1999 Director Stock Option Plan.
(2)	Includes 271,112 shares of our Common Stock reserved under our 1994 Employee Stock Purchase Plan for future issuance and warrants to purchase 874,148 shares of Common Stock as discussed at (4) below.
(3)	Includes the 2002 Employee Stock Option Plan. For a discussion of the material features of this plan, see Note N to the notes of our consolidated financial statements included with our Annual Report on Form 10-K.

(4)	Does not include the following items:
a)	warrants to purchase 300,000 shares of Common Stock granted in connection with the Telmax acquisition, which expire in October 2006. As of October 16, 2001 (issue date), these warrants had an exercise price of $7.00 per share,
b)	warrants to purchase 87,394 shares of Common Stock granted in connection with the TrueTime acquisition, which expire in December 2004. As of October 4, 2002 (acquisition date), these warrants had an exercise price of $12.59 per share, and
c)	warrants to purchase 486,754 shares of Common Stock granted in connection with the Datum acquisition, which expire in September 2003. As of October 29, 2002 (acquisition date), these warrants had an exercise price of $4.135 per share.

EXECUTIVE OFFICER COMPENSATION

Summary Compensation Table

The following table sets forth compensation earned in the last three fiscal years by (i) the Company’s Chief Executive Officer, and (ii) the four most highly compensated executive officers, other than the Chief Executive Officer, who were serving as executive officers at the end of the fiscal year ended June 30, 2003.

	Year	Annual Compensation				Long-Term Compensation Awards			All Other Compensation ($)(2)
Name and Principal Position		Salary ($)(10)	Bonus ($)(10)	Other Annual Compensation ($)(1)		Restricted Stock ($)		Securities Underlying Options (#)(*)
Current Executive Officers
Thomas W. Steipp Chief Executive Officer	2003 2002 2001	440,654 438,173 343,846	417,413 179,984 440,538	— — 112,000	(3)	459,800 — —	(5)	— 303,000 200,000	500 4,250 500

Frederick B. Stroupe Executive Vice President and General Manager	2003 2002 2001	293,769 292,307 230,192	200,340 46,519 154,558	— 42,231 —	(4)	167,400 — —	(6)	— 130,000 45,000	500 4,250 500

William Slater Chief Financial Officer and Secretary	2003 2002 2001	244,808 245,673 206,731	123,513 39,808 139,423	— — —		211,200 — —	(7)	— 110,000 150,000	500 4,250 500

Elizabeth Withers Executive Vice President and General Manager	2003	139,170	100,170	—		—		50,000	500

Dale A. Pelletier(9) Executive Vice President, Global Manufacturing Operations	2003 2002 2001	200,742 201,402 204,615	124,343 32,642 138,577	— — —		111,101 — —	(8)	— 80,000 40,001	500 4,250 500

*	Number of shares reflects a three-for-two forward stock dividend effected as of August 18, 2000.
(1)	Excludes certain perquisites and other personal benefits, securities or property that, for any executive officer, in the aggregate did not exceed the lesser of $50,000 or 10% of the total annual salary and bonus for such executive officer.
(2)	Represents Company matching 401(k) plan contributions.
(3)	Represents debt forgiven and interest forgiven, $100,000 and $12,000, respectively.
(4)	Represents primarily commissions.
(5)	Represents 102,405 shares of restricted stock issued in connection with the Option Exchange. The aggregate value of such shares of restricted stock as of June 30, 2003 was $459,800. Such shares of restricted stock will vest on June 25, 2008 [5 year anniversary of grant date], but 50% of such shares may vest earlier if our cumulative earnings per share (on a fully-diluted basis) for any four consecutive fiscal quarters is in the aggregate greater than or equal to $0.24 and the remainder of such shares may vest earlier if our cumulative earnings per share (on a fully-diluted basis) for any four consecutive fiscal quarters is in the aggregate greater than or equal to $0.32.
(6)	Represents 37,283 shares of restricted stock issued in connection with the Option Exchange. The aggregate value of such shares of restricted stock as of June 30, 2003 was $167,400. Such shares of restricted stock will vest on June 25, 2008 [5 year anniversary of grant date], but 50% of such shares may vest earlier if our cumulative earnings per share (on a fully-diluted basis) for any four consecutive fiscal quarters is in the aggregate greater than or equal to $0.24 and the remainder of such shares may vest earlier if our cumulative earnings per share (on a fully-diluted basis) for any four consecutive fiscal quarters is in the aggregate greater than or equal to $0.32.

(7)	Represents 47,038 shares of restricted stock issued in connection with the Option Exchange. The aggregate value of such shares of restricted stock as of June 30, 2003 was $211,200. Such shares of restricted stock will vest on June 25, 2008 [5 year anniversary of grant date], but 50% of such shares may vest earlier if our cumulative earnings per share (on a fully-diluted basis) for any four consecutive fiscal quarters is in the aggregate greater than or equal to $0.24 and the remainder of such shares may vest earlier if our cumulative earnings per share (on a fully-diluted basis) for any four consecutive fiscal quarters is in the aggregate greater than or equal to $0.32.
(8)	Represents 24,744 shares of restricted stock issued in connection with the Option Exchange. The aggregate value of such shares of restricted stock as of June 30, 2003 was $111,101. Such shares of restricted stock will vest on June 25, 2008 [5 year anniversary of grant date], but 50% of such shares may vest earlier if our cumulative earnings per share (on a fully-diluted basis) for any four consecutive fiscal quarters is in the aggregate greater than or equal to $0.24 and the remainder of such shares may vest earlier if our cumulative earnings per share (on a fully-diluted basis) for any four consecutive fiscal quarters is in the aggregate greater than or equal to $0.32.
(9)	Mr. Pelletier was not an executive officer at the end of fiscal 2003. He would have been one of the five most highly compensated executive officers if he were an executive officer.
(10)	Includes contributions for participating employees to a Company sponsored deferred compensation plan.

Stock Options Exchanged and Repurchased in Last Fiscal Year

During fiscal 2003, we completed a tender offer to exchange certain stock options with exercise prices greater than $8.00 per share for certain officers, and repurchase certain stock options with exercise prices greater than $8.00 per share for employees not included in the exchange. Please refer to the discussion in the Report of the Stock Option and Compensation Committee of the Board under “Stock Options Exchanged and Repurchased,” for a further description of the Option Exchange and Option Repurchase.

Option Grants in Last Fiscal Year

The following table sets forth certain information with respect to stock options granted to the Named Executive Officers during fiscal 2003 and the number and value of the options held by each individual as of June 30, 2003.

Option Grants in Fiscal 2003

	Number of Securities Underlying Options Granted (#)	% of Total Options Granted to Employees in Fiscal Year(1)	Exercise or Base Price ($/SH)(2)	Expiration Date	Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation for Option Term(3)
Name					5% ($)	10% ($)
Current Executive Officers
Thomas W. Steipp	—	—	—	—	—	—
Frederick B. Stroupe	—	—	—	—	—	—
William Slater	—	—	—	—	—	—
Elizabeth Withers	50,000	1.28	2.65	October 21, 2012	83,500	211,000
Dale A. Pelletier(4)	—	—	—	—	—	—

(1)	The percentage of total options granted is based on a total of 3,893,928 shares subject to options granted to employees of Symmetricom in fiscal 2003.
(2)	The exercise price per share is equal to the closing price of Symmetricom’s Common Stock on the date of grant.
(3)

The potential realizable value is calculated based on the fair market value on the date of grant, which is equal to the exercise price of options granted in fiscal 2003, assuming that the stock appreciates in value from the date of grant until the end of the option term at the annual rates of each 5% and 10%. Potential realizable value is net of the option exercise price. The assumed rates of appreciation are specified in rules of the Securities and Exchange Commission, or SEC, and do not represent Symmetricom’s estimate or projection of future stock price actual gains, if any, resulting from stock option exercises and Common Stock holdings are dependent on the future performance of the Common Stock, overall stock market conditions, as well as the option holders’ continued employment through the exercise/vesting period. There can be no assurance that the amounts reflected in this table will be achieved.

(4)	Mr. Pelletier was not an executive officer at the end of fiscal 2003. He would have been one of the five most highly compensated executive officers if he were an executive officer.

Aggregated Option Exercises in Fiscal Year 2003 and Fiscal Year End Option Values

No stock options were exercised by the Named Executive Officers during fiscal 2003. The following table provides information with respect to the value of the Named Executive Officers’ unexercised options at the close of business on June 30, 2003.

	Shares Acquired on Exercise (#)	Value Realized ($)	Number of Securities Underlying Unexercised Options at Fiscal Year End (#)		Value of Unexercised In-the-Money Options at Fiscal Year End ($)(1)
Name			Exercisable	Unexercisable	Exercisable	Unexercisable
Current Executive Officers
Thomas W. Steipp	—	—	460,002	105,999	$2,328	$6,983
Frederick B. Stroupe	—	—	140,429	44,375	$16,230	$2,888
William Slater	—	—	13,750	41,250	$963	$2,888
Elizabeth Withers	—	—	—	50,000	$—	$87,550
Dale A. Pelletier(2)	—	—	83,980	27,497	$14,084	$1,838

(1)	Market value of the underlying securities is based on the closing price of $4.40 of Symmetricom’s Common Stock on June 30, 2003.
(2)	Mr. Pelletier was not an executive officer at the end of fiscal 2003. He would have been one of the five most highly compensated executive officers if he were an executive officer.

Compensation Committee Interlocks and Insider Participation

The Stock Option and Compensation Committee of the Board (the “Compensation Committee”) is currently composed of non-employee directors Robert T. Clarkson, Chairman, Alfred F. Boschulte and Richard N. Snyder. No interlocking relationship exists between the Board or the compensation committee of any other company, nor has any such interlocking relationship existed in the past.

CERTAIN TRANSACTIONS

Employment Agreement with Thomas W. Steipp

On July 1, 2001 the Company ratified the employment agreement with Mr. Thomas W. Steipp. Mr. Steipp’s base salary shall be $450,000 for fiscal 2004 and he will be able to earn up to 75% of his base salary as incentive compensation. Mr. Steipp has the same right to participate in the Company’s current Stock Option Plan and in future Stock Option Plans as other executives.

Change of Control Agreement of Thomas W. Steipp

The Company also entered into a change of control retention agreement with Mr. Steipp on July 1, 2001. The Board believes that it is in the best interest of the Company and its stockholders to provide the Chief Executive Officer with the following upon the occurrence of certain events following a change of control:

•	We will pay Mr. Steipp a lump sum equal to three times his base salary on the date of termination,

•	We will pay Mr. Steipp 100% of his target bonus for the year in which he is terminated,

•	Mr. Steipp’s outstanding stock options and restricted stock shall immediately and fully vest, and

•	We will provide Mr. Steipp 100% coverage of Cobra and Life Insurance.

The above rights are triggered by a termination of Mr. Steipp within 24 months following a change of control of the Company where such termination results from: (i) an involuntary termination the Company without cause, (ii) death or disability, or (iii) a voluntary termination by Mr. Steipp for good reason. Good reason includes a significant reduction in authority or duties, the relocation of Mr. Steipp’s principal place of employment more than 30 miles from his current residence, or a reduction in the base salary, incentive compensation, equity compensation, or other benefits received prior to the change of control. In addition to the foregoing, Mr. Steipp’s offer letter provides that, in the event of Mr. Steipp’s termination by the Company without cause, the Company will continue to pay Mr. Steipp’s salary until the earlier of (i) twelve months after such termination or (ii) such time as Mr. Steipp accepts alternative employment.

Mr. Steipp’s change of control agreement further provides for gross-up payments to Mr. Steipp in the event he is subject to the tax code’s excise tax on so-called excess parachute payments. For purposes of this agreement, a change of control includes (1) the sale or disposition of all, or substantially all, of our assets substantially as an entirety to a person, entity or group acting in concert; (2) any transaction or series of related transactions by which a person, entity or group becomes the beneficial owner of 45% or more of the aggregate voting power of all classes of Symmetricom common stock, unless such entity is one of our subsidiaries, an entity formed by us to hold such securities, or one of our employee stock ownership plans; (3) certain changes in the composition of our board of directors occurring within a two-year period; or (4) a merger or consolidation of the Company with any other company in which the Company’s stockholders immediately before the transaction own less then 55% of the outstanding voting securities of the surviving entity, or its parent, immediately after the merger.

Loans to Thomas W. Steipp

In March 1998, in connection with his acceptance of employment with the Company and the related relocation of his personal residence, Mr. Steipp borrowed $400,000 from the Company pursuant to a Promissory Note Secured by Deed of Trust bearing interest at the rate of 6% per year (the “Interest Bearing Note”) and $500,000 pursuant to a separate Promissory Note Secured by Deed of Trust that is interest free (the “Interest Free Note”). By their terms both the Interest Bearing Note and the Interest Free Note become fully due and payable upon the earliest to occur of: (i) five days after Mr. Steipp’s voluntary resignation or termination for good cause; (ii) 360 days after Mr. Steipp’s termination by the Company without good cause; (iii) on the date of transfer of Mr. Steipp’s principal residence, under certain circumstances; or (iv) on March 25, 2008. The Interest Free Note is secured by a deed of trust on Mr. Steipp’s principal residence, and the Interest Bearing Note was secured by a second deed of trust on Mr. Steipp’s principal residence. The principal and interest on the Interest Bearing Loan was forgiven at the end of June 2001. The Interest Free Note does not provide for such forgiveness. However,

Mr. Steipp’s employment agreement provides that the Company shall forgive any remaining amounts due on the Interest Free Note in the event that Mr. Steipp is terminated for cause or voluntarily resigns for good reason, and within 30 days of such forgiveness of indebtedness shall pay Mr. Steipp in a single lump sum a gross-up amount for payment of taxes (including any interest or penalties imposed with respect to such taxes) imposed upon the forgiveness of indebtedness.

In February 2001, pursuant to the Company’s senior executive loan plan, the Company loaned Mr. Steipp $555,000 and Mr. Steipp delivered to the Company a full-recourse promissory note in the amount of $555,000. This note accrues interest at an annual rate of 7.75%. Interest payments are due annually and the entire principal balance is due and payable on January 31, 2006. The note is secured by the Company common stock pledged by Mr. Steipp. Interest payments in the amount of $43,012 were paid to the Company during fiscal 2003. In fiscal 2003, the largest aggregate amount outstanding under this loan was $601,597. As of June 30, 2003, the entire principal balance was outstanding.

Change of Control Agreements with William Slater and Frederick B. Stroupe

We entered into change of control agreements with each of Mr. Slater and Mr. Stroupe effective as of February 13, 2002. These agreements provide that if the employee’s employment terminates under specified circumstances within 12 months following a change of control of the Company, then we, or the company with which we merge, must (1) pay the employee a lump sum equal to his base salary then in effect and his annual target bonus as specified in the annual plan document, (2) immediately and fully vest his outstanding stock options, and (3) cover his medical, dental, and life insurance for up to 12 months. The above rights are triggered by a termination of the employee within 12 months following a change of control of Symmetricom where such termination results from: (i) an involuntary termination by Symmetricom without cause, or (ii) a voluntary termination the employee for good reason. Good reason includes a significant reduction in authority or duties, the relocation of the employee’s principal place of employment more than 30 miles from his current residence, or a reduction in the base salary, incentive compensation, equity compensation, or other benefits received prior to the change of control.

In connection with the Option Exchange, we entered into restricted stock award agreements with Mr. Steipp, Mr. Stroupe and Mr. Slater, which provide that if the Company’s cumulative earnings per share (on a fully-diluted basis) for any four consecutive fiscal quarters is in the aggregate greater than or equal to $0.24 then 50% of the shares of restricted stock issued in the Option Exchange shall become fully vested; and if the Company’s cumulative earnings per share (on a fully-diluted basis) for any four consecutive fiscal quarters is in the aggregate greater than or equal to $0.32 then the remaining 50% of the shares of restricted stock issued in the Option Exchange shall become fully vested. The results of a given quarter may be considered in determining whether both the $0.24 and $0.32 targets have been attained, but the results of no more than two such quarters may be so counted. The first quarter to be taken into account for these targets will be the fiscal quarter ending September 30, 2003. As a result, the earliest that the shares of restricted stock may become 100% vested as a result of the earnings per share targets described above will be in connection with the release of earnings for the fiscal quarter ended December 31, 2004.

For purposes of these agreements, a change of control includes (1) the sale or disposition of all, or substantially all, of our assets or a merger or other reorganization of Symmetricom with or into another entity or group of entities where at least 50% of the combined voting power of the continuing or surviving or acquiring entity’s outstanding securities immediately before the merger or other reorganization were not stockholders of Symmetricom immediately prior to the merger or reorganization; (2) the acquisition, directly, or indirectly, of capital stock representing more than 45% of the voting power of the then outstanding shares of Symmetricom’s capital stock by any person or persons, including one or more entities, acting as a group, unless such person or entity is one of our subsidiaries, an entity formed by us to hold such securities, or one of our employee stock ownership plans; (3) certain changes in the composition of the board occurring within a two-year period; or (4) a merger or consolidation in which Symmetricom stockholders immediately before the transaction own less then 55% of the outstanding voting securities of the surviving entity, or its parent, immediately after the transaction.

REPORT OF THE COMPENSATION COMMITTEE

OF THE BOARD OF DIRECTORS

The Compensation Committee is currently comprised of three independent, non-employee directors who have no interlocking relationships, as defined by the Securities and Exchange Commission. As part of its duties, the Compensation Committee reviews compensation levels of the executive officers and evaluates their performance. The Compensation Committee also administers the Company’s stock option plans. In connection with such duties, the Compensation Committee determines base salary levels and short-term incentive bonus programs for the Company’s executive officers at or about the start of the fiscal year, and determines actual bonuses after the end of such fiscal year based upon the achievement of Company or subsidiary profit levels. The Compensation Committee also determines stock option awards to executives throughout the year.

The Company’s executive pay programs are designed to attract and retain executives who will contribute to the Company’s long-term success, to reward executives for achieving both short and long-term strategic Company goals, to link executive and stockholder interest through equity-based plans, and to provide a compensation package that recognizes individual contributions and Company performance. A substantial portion of each executive’s total compensation is intended to be variable and to relate to and be contingent upon the achievement of Company or subsidiary profit levels.

The three key components of the Company’s executive compensation program in fiscal 2003 were base salary, short-term incentives, represented by the Company’s annual bonus program, and long-term incentives, represented by the Company’s stock programs. The Company also provides benefits to its executives to provide for health, welfare and security needs, as well as for executive efficiency. The Company’s policies with respect to the three principal elements of its executive compensation program, as well as the basis for the compensation awarded to Thomas W. Steipp, the Company’s present Chief Executive Officer is discussed below.

Base Salary

Base salaries of executive officers are initially determined by evaluating the responsibilities of the position held and the experience and performance of the individual, with reference to the competitive marketplace for executive talent, including a comparison to base salaries for comparable positions for high technology companies. The Compensation Committee considers not only the achievement of corporate and business unit financial and strategic goals, but also individual performance, including managerial effectiveness, teamwork and customer satisfaction. Base salaries of executive officers in fiscal 2003 were set at levels comparable to levels at other companies in the technology sector to help the Company attract and retain highly talented individuals in an increasingly competitive market, and in a period in which the Company has experienced substantial fluctuations in its stock price.

Management Incentive Program

At the beginning of the fiscal year, the Compensation Committee adopts a bonus program for that fiscal year. The plan is to be funded when the Company meets predetermined targets for that fiscal year’s revenue, net income and cash flow. The bonus payout to each eligible plan participant is dependent upon the percentage funding of the plan, the participant’s base salary, and the participant’s individual performance goals. All bonus amounts earned in fiscal 2003 were paid out in July 2003.

Equity-Based Compensation

Under the Company’s 2002 Stock Incentive Plan and 1999 Employee Stock Plan, stock options may be granted to executive officers and other key employees of the Company. The size of stock option awards is based primarily on an individual’s performance and the individual’s responsibilities and position with the Company, as well as on the individual’s present outstanding vested and unvested options. Options are designed to align the interests of executive officers with those of stockholders. Stock options are granted with an exercise price equal to the fair market value of the Company’s Common Stock on the date of grant, and current grants generally vest over three years, subject to the Compensation Committee’s discretion to vary the vesting schedule. This approach is designed to encourage the creation of stockholder value over the long term since no benefit is realized from the stock option grant unless the price of the Common Stock rises over a number of years.

In addition to the Employee Stock Plan, all eligible employees of the Company, including executive officers, may participate in a payroll deduction Employee Stock Purchase Plan pursuant to which Common Stock of the Company may be purchased at the end of each six-month offering period, at a purchase price equal to 85% of its fair market value at the beginning or ending of such offering period, whichever is lower. This plan was suspended in fiscal year 2004 due to an inadequate number of shares approved for this plan.

Compensation of the Chief Executive Officer

The Compensation Committee meets without the Chief Executive Officer present to evaluate his performance. The Chief Executive Officer’s base salary and annual incentive bonus were determined based on a number of factors, including comparative salaries of chief executive officers of similar performance high technology companies, and the Company’s performance in fiscal 2002, as well as targets for fiscal 2003. Mr. Steipp’s base salary for fiscal 2003 was set at levels competitive with industry standards because of the Compensation Committee’s philosophy set forth above in “Base Salary.” Mr. Steipp received an incentive bonus of $417,413 for fiscal 2003. Mr. Steipp did not receive options to purchase Common Stock during fiscal year 2003.

Stock Options Exchanged and Repurchased

As discussed previously and in our Annual Report on Form 10-K for the year ended June 30, 2003, we completed a tender offer to exchange certain stock options with exercise prices greater than $8.00 for restricted stock from certain officers the “Option Exchange,” and repurchase certain stock options with exercise prices greater than $8.00 per share from all eligible employees not included in the exchange (the “Option Repurchase”). The Option Exchange was implemented to provide our eligible officers with the benefit of owning restricted stock that over time may have a greater potential to increase in value. The Option Repurchase was implemented to provide immediate value to the holders of eligible options and enhance the flexibility of the Company’s stock option plans. Non-employee members of the Board were excluded from the Option Exchange and Option Repurchase. All executives were allowed to participate.

In June 2003, we exchanged 955,003 stock options in the Option Exchange and repurchased 1,007,294 stock options tendered in the Option Repurchase for total consideration of $2,404,005, consisting of $1,133,402 of restricted stock (252,428 shares) and $1,270,603 in cash, respectively.

The following table details the stock options tendered by each Named Executive Officer and the consideration paid to such officer during 2003 to exchange the tendered options:

Name	Exchange Date	Number of Securities Underlying Exchanged Options (#)		Market Price of Common Stock at the Time of Exchange ($)	Weighted Average Exercise Price of Stock Options Exchanged ($)		Weighted Average Remaining Contractual Life of Stock Options Exchanged		Total Consideration Received ($)	Shares of Restricted Stock Received in Exchange for Exchanged Options (#)
Current Executive Officers
Thomas W. Steipp	June 25, 2003	370,000	(1)	$4.49	$10.12	(1)	7.58	(1)	$459,800	102,405
Frederick B. Stroupe	June 25, 2003	120,000	(2)	$4.49	$9.84	(2)	7.74	(2)	$167,400	37,283
William Slater	June 25, 2003	205,000	(3)	$4.49	$11.15	(3)	7.41	(3)	$211,200	47,038
Elizabeth Withers	—	—		—	—		—		—	—
Dale A. Pelletier(5)	June 25, 2003	85,001	(4)	$4.49	$10.00	(4)	7.65	(4)	$111,101	24,744

(1)	Consists of the following grants:
(a)	170,000 stock options at exercise price of $9.1900 with remaining contractual life of 8.12 years at repurchase, and
(b)	200,000 stock options at exercise price of $10.9167 with remaining contractual life of 7.12 years at repurchase.
(2)	Consists of the following grants:
(a)	75,000 stock options at exercise price of $9.1900 with remaining contractual life of 8.12 years at repurchase, and
(b)	45,000 stock options at exercise price of $10.9167 with remaining contractual life of 7.12 years at repurchase.
(3)	Consists of the following grants:
(a)	55,000 stock options at exercise price of $9.1900 with remaining contractual life of 8.12 years at repurchase, and
(b)	150,000 stock options at exercise price of $11.8750 with remaining contractual life of 7.16 years at repurchase.
(4)	Consists of the following grants:
(a)	45,000 stock options at exercise price of $9.1900 with remaining contractual life of 8.12 years at repurchase, and
(d)	40,001 stock options at exercise price of $10.9167 with remaining contractual life of 7.12 years at repurchase.
(5)	Mr. Pelletier was not an executive officer at the end of fiscal 2003. He would have been one of the five most highly compensated executive officers if he were an executive officer.

By the Members of the Stock Option and

Compensation Committee

Robert T. Clarkson, Chairman

Alfred F. Boschulte

Richard N. Snyder

REPORT OF THE AUDIT COMMITTEE

OF THE BOARD OF DIRECTORS

Audit Committee Report

The Audit Committee is comprised of three members, Robert M. Neumeister, Chairman, Alfred F. Boschulte and Elizabeth A. Fetter, each of whom is “independent,” as defined in the rules and regulations of the Nasdaq National Market. Upon the recommendation of the Audit Committee and in compliance with regulations of the Nasdaq National Market, the Board has adopted an Audit Committee Charter setting forth the requirements for the composition of the Audit Committee, the qualifications of its members, the frequency of meetings and the responsibilities of the Audit Committee. A copy of our currently effective Audit Committee Charter is attached to this proxy statement as Appendix A.

The following is the report of the Audit Committee with respect to the Company’s audited financial statements for the fiscal year ended June 30, 2003, which include the consolidated balance sheets of the Company as of June 30, 2002 and 2001, and the related consolidated statements of operations, stockholders’ equity (deficit) and cash flows for each of the three years for the period ended June 30, 2003, 2002 and 2001 and the notes thereto. The information contained in this report shall not be deemed to be “soliciting material” or to be “filed” with the Securities and Exchange Commission, nor shall such information be incorporated by reference into any future filing under the Securities Act of 1933, as amended, or the 1934 Securities Exchange Act, as amended, except to the extent that the Company specifically incorporates it by reference in such filing.

Review with Management

The Audit Committee oversees the Company’s financial reporting process on behalf of the Board. Management has the primary responsibility for the financial statements and the reporting process including the systems of internal controls. In fulfilling its oversight responsibilities, the Audit Committee reviewed the Company’s audited financial statements with management, including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements.

Review and Discussion with Independent Auditors

The Audit Committee has discussed with Deloitte & Touche LLP, the Company’s independent accountants, the matters required to be discussed by SAS 61 (Codification of Statements on Accounting Standards) which includes, among other items, matters related to the conduct of the audit of the Company’s financial statements.

The Audit Committee reviewed with the independent auditors, who are responsible for expressing an opinion on the conformity of audited financial statements with generally accepted accounting principles in the United States of America, their judgments as to the quality, not just the acceptability, of the Company’s accounting principles and such other matters as are required to be discussed with the Audit Committee under generally accepted auditing standards. In addition, the Audit Committee has discussed with the independent auditors the auditors’ independence from management and the Company including the matters in the written disclosures required by the Independence Standards Board and considered the compatibility of non-audit services with the auditors’ independence.

The Audit Committee discussed with the independent auditors the overall scope and plans for their audits. The Audit Committee met with the independent auditors, with and without management present, to discuss the results of their examinations, their evaluations of the Company’s internal controls in connection with their audit procedures, and the overall quality of the Company’s financial reporting.

Conclusion

In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board (and the Board has approved) that the audited financial statements be included in the Annual Report on Form l0-K for the year ended June 30, 2003 for filing with the Securities and Exchange Commission. The Audit Committee and the Board have also recommended, subject to stockholder approval, the selection of the Company’s independent auditors.

By the Members of the Audit Committee

Robert M. Neumeister, Chairman

Alfred F. Boschulte

Elizabeth A. Fetter

COMPARATIVE STOCK PERFORMANCE

The graph below compares the cumulative total stockholders’ return on the Company’s Common Stock for the last five fiscal years with the total return on the S&P 500 Index and the S&P Technology Sector over the same period (assuming the investment of $100 in the Company’s Common Stock, the S&P 500 Index and the S&P Information Technology Index, and reinvestment of all dividends).

Comparison of 5 Year Cumulative Total Return*

Among Symmetricom, Inc., the S&P 500 Index

And the S&P Information Technology Index

*	$100 invested on 6/30/98 in stock or index-including reinvestment of dividends. Fiscal year ending June 30.

OTHER MATTERS

The Company knows of no other matters to be submitted to the meeting. If any other matters properly come before the meeting, it is the intention of the persons named in the enclosed form of Proxy to vote the shares they represent as the Board may recommend.

It is important that your stock be represented at the meeting, regardless of the number of shares which you hold. You are, therefore, urged to mark, sign, date and return the accompanying Proxy as promptly as possible in the postage-paid envelope enclosed for that purpose.

Any person who was a beneficial owner of common stock on the record date for the 2003 Annual Meeting may obtain a copy of the Company’s Annual Report on Form 10-K for the fiscal year ended June 30, 2003, filed with the Securities and Exchange Commission without charge (except for exhibits to such annual report which will be furnished upon payment of the Company’s reasonable expenses in furnishing such exhibits). The request for such materials should identify the person making the request as a stockholder of the Company as of the record date and should be directed to Investor Relations, Symmetricom, Inc., 2300 Orchard Parkway, San Jose, CA 95131-1017.

BY ORDER OF THE BOARD OF DIRECTORS

/s/    WILLIAM SLATER

William Slater

Corporate Secretary

Dated: September 29, 2003

APPENDIX A

AUDIT COMMITTEE CHARTER

SYMMETRICOM, INC

A DELAWARE CORPORATION

CHARTER OF THE AUDIT COMMITTEE

OF THE BOARD OF DIRECTORS

Purposes

The purpose of the Audit Committee of the Board of Directors of Symmetricom, Inc., a Delaware corporation (the “Company”), shall be to:

1.	Oversee the accounting and financial reporting processes of the Company and audits of the financial statements of the Company;

2.	Assist the Board in oversight and monitoring of (i) the integrity of the Company’s financial statements, (ii) the Company’s compliance with legal and regulatory requirements, (iii) the independent auditor’s qualifications, independence and performance, and (iv) the Company’s internal accounting and financial controls;

3.	Prepare the reports that the rules of the Securities and Exchange Commission (the “SEC”) require be included in the Company’s annual proxy statement;

4.	Provide the Company’s Board with the results of its monitoring and recommendations derived therefrom; and

5.	Provide to the Board such additional information and materials as it may deem necessary to make the Board aware of significant financial matters that require the attention of the Board.

In addition, the Audit Committee will undertake those specific duties and responsibilities listed below and such other duties as the Board of Directors may from time to time prescribe.

Membership

The Audit Committee members will be appointed by, and will serve at the discretion of, the Board of Directors and will consist of at least three members of the Board of Directors. Members of the Audit Committee must meet the following criteria (as well as any criteria required by the SEC):

Each member will be an independent director, as defined in the rules of the (i) NASDAQ and (ii) SEC; Each member will be able to read and understand fundamental financial statements, in accordance with the NASDAQ National Market Audit Committee requirements; and

At least one member will have past employment experience in finance or accounting, requisite professional certification in accounting, or other comparable experience or background, including a current or past position as a principal financial officer or other senior officer with financial oversight responsibilities.

Responsibilities

The responsibilities of the Audit Committee shall include:

1.

Reviewing on a continuing basis the adequacy of the Company’s system of internal controls, including meeting periodically with the Company’s management and the independent auditors to review (i) the adequacy of such controls; (ii) policies regarding information technology and management information systems; and (iii) before release the disclosure regarding such system of internal controls required under SEC rules to be contained in the Company’s periodic filings and the attestations or reports by the independent auditors relating to such disclosure;

2.	Appointing, compensating and overseeing the work of the independent auditors (including resolving disagreements between management and the independent auditors regarding financial reporting) for the purpose of preparing or issuing an audit report or related work;

3.	Pre-approving audit and non-audit services provided to the Company by the independent auditors (or subsequently approving non-audit services in those circumstances where a subsequent approval is necessary and permissible); in this regard, the Audit Committee shall have the sole authority to approve the hiring and firing of the independent auditors, all audit engagement fees and terms and all non-audit engagements, as may be permissible, with the independent auditors;

4.	Reviewing and providing guidance with respect to the external audit and the Company’s relationship with its independent auditors by (i) reviewing the independent auditors’ proposed audit scope, approach and independence; (ii) obtaining on a periodic basis a statement from the independent auditors regarding relationships and services with the Company which may impact independence and presenting this statement to the Board of Directors, and to the extent there are relationships, monitoring and investigating them; (iii) discussing with the Company’s independent auditors the financial statements and audit findings, including any significant adjustments, management judgments and accounting estimates, significant new accounting policies and disagreements with management and any other matters described in SAS No. 61, as may be modified or supplemented; and (iv) reviewing reports submitted to the audit committee by the independent auditors in accordance with the applicable SEC requirements;

5.	Conducting a post-audit review of the financial statements and audit findings, including any significant suggestions for improvements provided to management by the independent auditors;

6.	Reviewing and discussing with management and the independent auditors the annual audited financial statements and quarterly unaudited financial statements, including the Company’s disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” prior to filing the Company’s Annual Report on Form 10-K and Quarterly Reports on Form 10-Q, respectively, with the SEC;

7.	Directing the Company’s independent auditors to review before filing with the SEC the Company’s interim financial statements included in Quarterly Reports on Form 10-Q, using professional standards and procedures for conducting such reviews;

8.	Reviewing before release the unaudited quarterly operating results in the Company’s quarterly earnings release;

9.	Overseeing compliance with the requirements of the SEC for disclosure of independent auditor’s services and audit committee members, member qualifications and activities;

10.	Reviewing, approving and monitoring the Company’s code of ethics for its senior financial officers;

11.	Reviewing management’s monitoring of compliance with the Company’s Standards of Business Conduct and with the Foreign Corrupt Practices Act;

12.	Reviewing, in conjunction with counsel, any legal matters that could have a significant impact on the Company’s financial statements;

13.	Providing oversight and review at least annually of the Company’s risk management policies, including review of the Company’s investment policies and performance for cash and short-term investments;

14.	If necessary, instituting special investigations with full access to all books, records, facilities and personnel of the Company;

15.	As appropriate, obtaining advice and assistance from outside legal, accounting or other advisors;

16.	Reviewing and approving in advance any proposed, substantive related party transactions;

17.	Reviewing its own charter, structure, processes and membership requirements;

18.	Providing a report in the Company’s proxy statement in accordance with the rules and regulations of the SEC; and

19.	Establishing procedures for receiving, retaining and treating complaints received by the Company regarding accounting, internal accounting controls or auditing matters and procedures for the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters.

Meetings

The Audit Committee will meet at least four times each year. The Audit Committee may establish its own schedule and shall provide such schedule to the Board of Directors in advance.

The Audit Committee will meet separately with the Company’s president and separately with the Company’s chief financial officer at such times as are appropriate to review the financial controls of the Company. The Audit Committee will meet separately with the independent auditors of the Company at such times as it deems appropriate to fulfill the responsibilities of the Audit Committee under this charter.

Minutes

The Audit Committee will maintain written minutes of its meetings, which minutes will be filed with the minutes of the meetings of the Board of Directors.

Reports

In addition to preparing the report in the Company’s proxy statement in accordance with the rules and regulations of the SEC, the Audit Committee will summarize its examinations and recommendations to the Board of Directors as may be appropriate, consistent with the Committee’s charter.

Compensation

Members of the Audit Committee may not receive any compensation from the Company except the fees that they receive for service as a member of the Board of Directors or any committee thereof.

Delegation of Authority

The Audit Committee may delegate to one or more designated members of the Audit Committee the authority to pre-approve audit and permissible non-audit services, provided such pre-approval decision is presented to the full Audit Committee at its scheduled meetings.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

SYMMETRICOM, INC.

2003 ANNUAL MEETING OF STOCKHOLDERS

The undersigned stockholder of Symmetricom, Inc., a Delaware corporation, hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement, each dated September 29, 2003, and hereby appoints Thomas W. Steipp and William Slater, and each of them, proxies and attorneys-in-fact, with full power to each of substitution, on behalf and in the name of the undersigned, to represent the undersigned at the 2003 Annual Meeting of Stockholders of Symmetricom, Inc. to be held on October 31, 2003, at 10:00 a.m., at the offices of the Company, at 2300 Orchard Parkway, San Jose, California 95131-1017, and at any adjournments thereof, and to vote all shares of Common Stock, which the undersigned would be entitled to vote if then and there personally present on the matters set forth below:

THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS INDICATED, WILL BE VOTED “FOR” THE ELECTION OF DIRECTORS NAMED HEREIN, “FOR” EACH PROPOSAL LISTED, AND AS SAID PROXIES DEEM ADVISABLE ON SUCH OTHER MATTERS AS MAY COME BEFORE THE MEETING, EITHER OF SUCH ATTORNEYS OR SUBSTITUTES SHALL HAVE AND MAY EXERCISE ALL OF THE POWERS OF SAID ATTORNEYS-IN-FACT HEREUNDER.

(Continued, and to be marked, dated and signed, on the other side)

Please mark your votes as indicated in this example	☒

FOR all nominees listed below (except as indicated)	WITHHOLD Authority to vote for all nominees listed		FOR	AGAINST	ABSTAIN

1.     Election of Directors

If you wish to withhold authority to vote for any individual nominee, strike a line through that nominee’s name in the list below:

Dr. Krish A. Prabhu

Thomas W. Steipp

Alfred Boschulte

Robert T. Clarkson

Elizabeth A. Fetter

Robert M. Neumeister

Dr. Richard W. Oliver

Richard N. Snyder

☐	☐	2. Proposal to ratify the appointment of Deloitte & Touche LLP as the independent auditors of the Company for the 2004 fiscal year.	☐	☐	☐
		3. And upon such other matters that may properly come before the meeting and any adjournment(s) thereof.	☐	☐	☐

Signature	Signature	Dated:	, 2003

(This Proxy should be dated, signed by the stockholder(s) exactly as his or her name appears hereon, and returned promptly in the enclosed envelope. Persons signing in a fiduciary capacity should so indicate. If shares are held by joint tenants or as community property, both should sign.)